SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported): October 27, 1999

                                   NYFIX, INC
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             (Exact name of registrant as specified in its charter)


              New York                  0-21324
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
              incorporation)                                 Identification No.)


                 333 Ludlow Street, Stamford, Connecticut 06902
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                     Address of principal executive offices


Registrant's telephone number, including area code: (203) 425-8000


                                      N/A
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         (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS.

     On October 27, 1999, NYFIX, Inc. (the "Company") issued two press releases announcing, among other things, the formation of a subsidiary named NYFIX Millennium, L.L.C., which will start and operate an alternative trading system. The text of the press releases are attached hereto as Exhibit 99.1 and Exhibit
99.2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

    (c)   Exhibits.

    99.1          Press Release of the Registrant, dated October 27, 1999.

    99.2          Press Release of the Registrant, dated October 27, 1999.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NYFIX, INC.



Dated: October 28, 1999                     By: /s/ Peter Hansen
                                                --------------------------------
                                                Name:    Peter Hansen
                                                Title:   Chairman of the Board
                                                         and President




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